Exhibit 99.1

EARGO ANNOUNCES RECORD DATE FOR PROPOSED RIGHTS OFFERING

•	Record Date established as October 24, 2022
•	To be a stockholder of record, investors are advised to own EAR stock by 4:00 p.m. Eastern Time on Thursday, October 20, 2022 to account for T (trade) +2 settlement timing

SAN JOSE, Calif., Oct. 13, 2022 (GLOBE NEWSWIRE) – Eargo, Inc. (“Eargo” or the “Company”) (NASDAQ: EAR), a medical device company on a mission to improve the quality of life for people with hearing loss, today announced that the record date for its proposed rights offering is October 24, 2022 at 5:00 p.m. Eastern Time (the “Record Date”). Prospective stockholders who wish to participate in the rights offering are advised to ensure that they complete their open market purchases of EAR's common stock by October 20, 2022 to be considered a stockholder of record on the Record Date.

As previously announced, the Company intends to raise up to $187.5 million in aggregate gross proceeds by way of a rights offering where its existing stockholders as of the Record Date will be granted rights to purchase shares of the Company’s common stock (the “Rights Offering”).

The Company filed a registration statement (File No. 333-267071) (the “Registration Statement”) with respect to the proposed Rights Offering with the Securities and Exchange Commission (the “SEC”) on August 25, 2022.

As background, on June 24, 2022, the Company entered into the note purchase agreement (the “Note Purchase Agreement”) with an affiliate of Patient Square Capital that contemplated the Rights Offering. On June 28, 2022, pursuant to the Note Purchase Agreement, the Company closed an initial issuance of $100 million of senior secured convertible notes. Under the Note Purchase Agreement, the Company was required to obtain certain approvals of its stockholders to enable the Rights Offering to be conducted, which approvals were obtained at the Company’s 2022 annual meeting of stockholders held on October 12, 2022, and must complete the proposed Rights Offering by December 24, 2022. The Company intends to complete the Rights Offering by November 25, 2022 as the completion of the offering by such date provides more favorable terms for the Company and its stockholders under the Note Purchase Agreement.

In the Rights Offering, the Company will distribute to holders of Eargo’s common stock non-transferable rights to purchase up to an aggregate of 375,000,000 shares of at a subscription price of $0.50 per share. Each right consists of a basic subscription privilege and an oversubscription privilege. The rights under the basic subscription privilege will be distributed in proportion to stockholders’ holdings on the Record Date. If a stockholder exercises his or her basic subscription right in full, and other stockholders do not, such stockholder will be entitled to an oversubscription privilege to purchase a portion of the unsubscribed shares at the subscription price, subject to proration and certain limitations.

The Company expects to use a substantial portion of the proceeds from the proposed Rights Offering to repay the outstanding notes issued to Patient Square Capital at a premium. Any notes not repaid will convert into the shares of common stock not subscribed for in the Rights Offering. The amount of common stock that Patient Square Capital will receive upon conversion of its notes will depend on the timing and level of participation of the Company’s stockholders in the Rights Offering.

Further details on the terms of the Rights Offering and the procedures pursuant to which eligible stockholders can exercise their rights, including any changes to the dates included in this press release, will be announced before the commencement of the Rights Offering.

No Rights Offering will be made until the Company announces the definitive terms of the Rights Offering and the Registration Statement incorporating those terms is declared effective by the SEC.

About Eargo
Eargo is a medical device company on a mission to improve hearing health. Our innovative products and go-to-market approach address the major challenges of traditional hearing aid adoption, including social stigma, accessibility and cost. We believe our Eargo hearing aids are the first virtually invisible, rechargeable, completely-in-canal, FDA-regulated, Class I or Class II exempt devices indicated to compensate for mild to moderate hearing loss. Our differentiated, consumer-first approach empowers consumers to take control of their hearing. Consumers can purchase online or over the phone and get personalized and convenient consultation and support from hearing professionals via phone, text, email or video chat. Eargo hearing aids are offered to consumers at approximately half the cost of competing hearing aids purchased through traditional channels in the United States.

Eargo’s sixth generation device, Eargo 6, is an FDA Class II exempt hearing device featuring Sound Adjust technology that automatically optimizes the soundscape as the user moves between environments. Eargo 6 is available for purchase here.

Related Links
http://eargo.com

Investor Contact
Nick Laudico
Senior Vice President of Corporate Strategy and Investor Relations
ir@eargo.com

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact contained in this press release are forward-looking statements, including statements regarding the investment by Patient Square Capital, including the conversion of the notes, the terms of the anticipated Rights Offering, including the timing of the anticipated Rights Offering, or if it will occur at all, and stockholder participation in the Rights Offering.  Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to the conversion of the notes issued pursuant to the Patient Square Capital investment; the timing of the anticipated Rights Offering, or if it will occur at all, and stockholder participation in the Rights Offering.  These and other risks are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.  Any forward-looking statements in this press release are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this press release.  Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The Company has filed the Registration Statement (including a prospectus) with the SEC for the offering to which this press release relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering.   You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, you may obtain copies of the prospectus, by contacting Morrow Sodali, the information agent for the offering, at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
E-mail: EAR.info@investor.morrowsodali.com

No Offer or Solicitation

This press release shall not constitute   an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful. It is an outline of matters for discussion only.  Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this document is truthful or complete. Any representation to the contrary is a criminal offense.  In connection with the Rights Offering transaction discussed herein, the Registration Statement was filed with the SEC on August 25, 2022.  Stockholders of the Company are urged to read the Registration Statement and the documents incorporated by reference therein before making any investment decision with respect to the Rights Offering because they will contain important information regarding the proposed Rights Offering transaction.  You should not construe the contents of this press release as legal, tax, accounting or investment advice or a recommendation.  You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.